Picture of man in a chair





                        THE L. ROY PAPP STOCK FUND, INC.
                                 A No-Load Fund







                                  ANNUAL REPORT
                                DECEMBER 31, 1998










                                               Managed by:
                                               L. Roy Papp & Associates
                                               6225 North 24th Street
                                               Suite 150
                                               Phoenix, AZ  85016
                                               (602)956-1115 Local
                                               (800)421-4004
                                               E-mail: invest@roypapp.com
                                               Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
  THE L. ROY PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S 500 STOCK INDEX

CHART
AVERAGE ANNUAL TOTAL RETURN
                                  1 Year     5 Years   Since Inception

The L. Roy Papp Stock Fund, Inc.    27.0%      21.9%       17.8%
Standard &Poor's 500 Stock Index    28.6%      24.1%       18.3%



Year     The L. Roy Papp Stock Fund      Standard & Poor's 500 Stock Index
11/29/89 10,000                              10,000
1989     10,399                              10,316
1990     10,669                               9,999
1991     14,274                              13,049
1992     16,207                              14,043
1993     16,474                              15,459
1994     16,233                              15,663
1995     21,578                              21,549
1996     26,276                              26,497
1997     34,978                              35,335
1998     44,419                              45,435

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Standard & Poor's 500 Stock Index is an unmanaged [market-weighted] index that includes the stocks of the 500 largest U.S. companies; the values shown include reinvested dividends.

                        THE L. ROY PAPP STOCK FUND, INC.


Dear Fellow Shareholders:

For the fourth year in a row our Fund fared very well. In 1995 we were up 32.9%, in 1996 we were up 21.8%, in 1997 we were up 33.1%, and in 1998 we were up 27.0%. Since inception, late in 1989, we were up 344.4% at the end of 1998.

Our long-term shareholders have had a good experience; indeed, a $10,000 investment in Fund shares made only four years ago on January 1, 1995 would have been worth $27,362 on December 31, 1998. Those of you who have been with us since the beginning have done even better.

In our Annual Report a year ago we said that we did not believe the market would experience a major correction in 1998. We then set forth a number of reasons for our expectations. In fact, the stock market did experience a sharp sell off from the middle of August through early October. This decline was not caused by the average investor who has learned to buy and hold, but by the professionals who hit the panic button and then theorized a series of questionable arguments that the decline would continue. They were wrong and by mid-October the market rallied and soon reached new highs.

Our reaction to these events was to continue to be fully invested. We understood why the stock market was strong and we did not understand why it should become weak. In our experience weak markets accompany major events such as the oil embargo of 1973-74; the high rates of inflation that plagued us throughout the late 1970's, and the Gulf War. To us, the drop last year was quite unwarranted.

We cannot know what will happen in 1999, but we can bring some facts to your attention. The cold war is over and we are the remaining superpower. This has enabled us to concentrate on increasing our already large lead in technology, particularly computers and medical. Inflation is very low, and point-of-sale technology makes inventory recessions much less likely. Since 1982 gold, oil, and most commodities have dropped in price. This has enabled us to import the more mundane, industrial age products and emphasize those areas in which we enjoy international dominance.

Our securities portfolio is structured with these facts in mind. We will continue to buy and hold great companies that will take full advantage of our worldwide leadership in the informational age that is now upon us.

                                             Warmest regards,



                                             L. Roy Papp, Chairman
                                             February 1, 1999
                                        3

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of The
L. Roy Papp Stock Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of The L. Roy Papp Stock Fund, Inc. as of December 31, 1998 and 1997, including the schedule of portfolio investments as of December 31, 1998, and the related statements of operations and changes in net assets for the two years then ended, and the financial highlights for each of the six years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The L. Roy Papp Stock Fund, Inc. for each of the three years in the three-year period ended December 31, 1992, and the period from November 29, 1989 (date of commencement of operations) through December 31, 1989, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 and 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The L. Roy Papp Stock Fund, Inc. as of December 31, 1998 and 1997, and the results of its operations and changes in its net assets for the two years then ended, and its financial highlights for each of the six years in the period then ended, in conformity with generally accepted accounting principles.


                                                             ARTHUR ANDERSEN LLP
Phoenix, Arizona,
   January 21, 1999.


                                     THE L. ROY PAPP STOCK FUND, INC.
                                    SCHEDULE OF PORTFOLIO INVESTMENTS
                                            DECEMBER 31, 1998
                                                                                 Number           Market
                       COMMON STOCKS                                            OF SHARES          VALUE
FINANCIAL SERVICES (20.4%)
   General Electric Co.
     (Diversified financial and industrial company)                               45,000       $   4,592,813
   Northern Trust Corporation
     (Bank specializing in trust services)                                        34,000           2,968,625
   State Street Corporation
     (Provider of U.S. and global securities custodial services)                 109,200           7,596,225
   T. Rowe Price Associates, Inc.
     (Provides investment advisory and administrative
        services to their family of no-load mutual funds)                        145,000           4,966,250
                                                                                               -------------
                                                                                                  20,123,913
                                                                                               -------------
INDUSTRIAL SERVICES (14.5%)
   G&K Services Inc., Class A
     (Uniform rental service)                                                    103,000           5,484,750
   Interpublic Group of Companies, Inc.
     (Worldwide advertising agencies)                                             90,000           7,177,500
   Omnicom Group, Inc.
     (Worldwide advertising agencies)                                             28,000           1,624,000
                                                                                               -------------
                                                                                                  14,286,250
                                                                                               -------------
COMPUTER EQUIPMENT (11.2%)
   Hewlett-Packard Company
     (Manufacturer of printers, computers, and medical
       electronic equipment)                                                      58,000           3,962,125
   Intel Corporation
     (Manufacturer of microprocessors, microcontrollers,
       and memory chips)                                                          51,000           6,046,687
   International Business Machines
     (Global provider of information technology, hardware,
     software and services)                                                        5,800           1,071,550
                                                                                               -------------
                                                                                                  11,080,362
                                                                                               -------------
SOFTWARE (9.0%)
   Microsoft Corporation*
     (Personal computer software)                                                 64,000           8,876,000
                                                                                               -------------

PHARMACEUTICAL (8.8%)
   American Home Products Corporation
     (Ethical and proprietary drugs)                                              30,000           1,689,375
   Merck & Company
     (Ethical drugs)                                                              47,500           7,015,156
                                                                                               -------------
                                                                                                   8,704,531
                                                                                               -------------
MEDICAL PRODUCTS (7.2%)
   Medtronic, Inc.
     (Manufacturer of implantable biomedical devices)                             70,000           5,197,500
   Safeskin Corp. *
     (Leading manufacturer of hypoallergenic disposable latex
      examination gloves)                                                         78,000           1,881,750
                                                                                               -------------
                                                                                                   7,079,250
                                                                                               -------------
*Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

                                          5





                        THE L. ROY PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998

                                                                                 Number           Market
                 COMMON STOCKS (CONTINUED)                                      OF SHARES          VALUE
ELECTRICAL EQUIPMENT (6.7%)
   American Power Conversion*
     (Leading producer of uninterruptible power supply products)                  98,000       $   4,746,875
   Emerson Electric Company
     (Manufacturer of electrical and electronic products and systems)             30,000           1,815,000
                                                                                               -------------
                                                                                                   6,561,875
                                                                                               -------------
CONSUMER PRODUCTS (5.7%)
   Clorox Company
     (Manufacturer of bleach and other consumer products)                         29,200           3,410,925
   Mattel, Inc.
     (Toy manufacturer)                                                           98,000           2,235,625
                                                                                               -------------
                                                                                                   5,646,550
                                                                                               -------------
CONSUMER SERVICES (4.7%)
   Service Corporation International
     (Funeral service; cemetery owner/operator)                                  122,000           4,643,625
                                                                                               -------------

RESTAURANTS (4.4%)
   McDonald's Corporation
     (Fast food restaurants and franchising)                                      56,000           4,291,000
                                                                                               -------------

DISTRIBUTORS (3.5%)
   Marshall Industries, Inc.*
     (Distributor of industrial electronic components)                            87,000           2,131,500
   Sigma-Aldrich Corp.
     (Develops, manufactures and distributes specialty chemicals)                 46,000           1,351,250
                                                                                               -------------
                                                                                                   3,482,750
                                                                                               -------------
RETAIL STORES (2.4%)
   Walgreen Company
     (Retail drug store chain)                                                    40,000           2,342,500
                                                                                               -------------

TELECOMMUNICATIONS (1.2%)
   Motorola, Inc.
     (Manufacturer of communication equipment)                                    20,000           1,221,250
                                                                                               -------------


TOTAL COMMON STOCKS - 99.7%                                                                       98,339,856

CASH AND OTHER ASSETS, LESS LIABILITIES - 0.3%                                                       268,477
                                                                                               -------------

NET ASSETS - 100%                                                                              $  98,608,333
                                                                                               =============

NET ASSET VALUE PER SHARE
(Based on 2,639,729 shares outstanding at December 31, 1998)                                   $       37.36
                                                                                               =============


*Non-income producing security



   The accompanying notes are an integral part of these financial statements.

                                        6



                        THE L. ROY PAPP STOCK FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1998 AND 1997


                                                               ASSETS
                                                                              1998              1997
                                                                              ----              ----
Investment in securities at market value (original
   cost $38,518,613 and $39,547,255 at December 31, 1998
   and 1997, respectively) (Note 1)                                           $    98,339,856    $   79,109,038
Cash                                                                                  185,252           610,468
Dividends and interest receivable                                                     108,935           100,562
                                                                              ---------------    --------------

                  Total assets                                                $    98,634,043    $   79,820,068
                                                                              ===============    ==============


                                                            LIABILITIES

Redemptions payable                                                           $        25,710    $      -
                                                                              ===============    ==============



                                                             NET ASSETS

Paid-in capital                                                               $    39,119,178    $   40,339,790
Accumulated undistributed net realized gain
   on sale of investments                                                               2,709             1,120
Accumulated undistributed net investment loss                                       (334,797)          (82,625)
Net unrealized gain on investments                                                 59,821,243        39,561,783
                                                                              ---------------    --------------

                  Net assets applicable to Fund shares outstanding            $    98,608,333    $   79,820,068
                                                                              ===============    ==============

   Fund shares outstanding                                                          2,639,729         2,680,437
                                                                              ===============    ==============

   Net Asset Value Per Share (net assets/shares
     outstanding)                                                             $         37.36    $        29.78
                                                                              ===============    ==============





   The accompanying notes are an integral part of these financial statements.

                                         7




                        THE L. ROY PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                        1998              1997
                                                                        ----              ----
INVESTMENT INCOME:
   Dividends                                                       $      676,151     $     644,793
   Interest                                                                34,484            38,555
                                                                   --------------     -------------

                  Total investment income                                 710,635           683,348
                                                                   --------------     -------------

EXPENSES:
   Management fee (Note 3)                                                875,849           690,660
   Filing fees                                                             30,687            30,697
   Accounting                                                              12,500            19,776
   Transfer agent fees                                                     11,075             9,189
   Custodial                                                                8,775             6,031
   Printing and postage                                                     7,487             6,012
   Directors' attendance fees                                               5,600             6,400
   Legal                                                                    4,857             2,145
   Other fees                                                               5,977             2,079
                                                                   --------------     -------------

                  Total expenses                                          962,807           772,989
                                                                   --------------     -------------

       Net investment loss                                              (252,172)          (89,641)
                                                                   --------------     -------------

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Proceeds from sales of securities                                   10,660,777         4,191,708
   Cost of securities sold                                              (9,465,331)      (3,052,372)
                                                                   ----------------   --------------
   Net realized gain on investments sold                                1,195,446         1,139,336

   Net change in unrealized gain on investments                        20,259,461        17,054,879
                                                                   --------------     -------------

   Net realized and unrealized gain on investments                     21,454,907        18,194,215
                                                                   --------------     -------------

INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $   21,202,735     $  18,104,574
                                                                   ==============     =============





   The accompanying notes are an integral part of these financial statements.


                                       8




                        THE L. ROY PAPP STOCK FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997




                                                                                      1998               1997
                                                                              -----------------   ----------------
FROM OPERATIONS:
   Net investment loss                                                        $      (252,172)    $       (89,641)
   Net realized gain on investments sold                                             1,195,446           1,139,336
   Net change in unrealized gain on investments                                     20,259,461          17,054,879
                                                                              ----------------    ----------------

                  Increase in net assets resulting
                    from operations                                                 21,202,735          18,104,574
                                                                              ----------------    ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                               -                    -
   Net realized gain on investments sold                                           (1,193,857)         (1,139,336)
                                                                              ----------------    ----------------

                  Decrease in net assets resulting from
                    distributions to shareholders                                  (1,193,857)         (1,139,336)
                                                                              ----------------    ----------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                     16,924,598          23,054,309
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and
     net realized gain on investments sold                                           1,079,251           1,023,261
   Payments for redemption of shares                                              (19,224,462)        (14,499,827)
                                                                              ----------------    ----------------

                  (Decrease)/increase in net assets resulting
                    from shareholder transactions                                  (1,220,613)           9,577,743
                                                                              ----------------    ----------------

Total increase in net assets                                                        18,788,265          26,542,981

Net assets at beginning of the period                                               79,820,068          53,277,087
                                                                              ----------------    ----------------

Net assets at end of period                                                   $     98,608,333    $     79,820,068
                                                                              ================    ================





   The accompanying notes are an integral part of these financial statements.

                                      9


                        THE L. ROY PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998




(1)   SIGNIFICANT ACCOUNTING POLICIES:

The L. Roy Papp Stock Fund, Inc. (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                              FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 28, 1998, a distribution was declared from net realized long-term capital gains of approximately $.4565 a share, aggregating $1,193,857. The distribution was paid on December 31, 1998, to shareholders of record on December 29, 1998.

On December 19, 1997, a distribution was declared from net realized long-term capital gains of approximately $.3850 a share, aggregating $1,016,066. A distribution was also declared from net realized short-term capital gains of approximately $.0467 a share, aggregating $123,270. The distribution was paid on December 31, 1997, to shareholders of record on December 19, 1997.


(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $11,075 and $9,189 in 1998 and 1997, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:

                                                  1998                1997
                                            --------------     -----------

         Purchases at cost                  $    8,436,689     $   12,654,701
         Sales                                  10,660,777          4,191,708

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1998, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                               PROCEEDS           SHARES
  Year ended December 31, 1998
  Shares issued                             $   16,924,598            520,158
  Dividends and distributions reinvested         1,079,251             28,794
  Shares redeemed                              (19,224,462)          (589,660)
                                            --------------     --------------

           Net decrease                     $   (1,220,613)           (40,708)
                                            ===============    ===============

  Year ended December 31, 1997
  Shares issued                             $   23,054,309            816,722
  Dividends and distributions reinvested         1,023,261             34,835
  Shares redeemed                              (14,499,827)          (517,899)
                                            --------------     --------------

           Net increase                     $    9,577,743            333,658
                                            ===============    ==============

(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                              1998              1997
                                         --------------   ----------------

   Market value                          $   98,339,856   $     79,109,038
   Original cost                            (38,518,613)       (39,547,255)
                                         ---------------  -----------------

            Net unrealized appreciation  $   59,821,243   $     39,561,783
                                         ==============   ================

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $59,821,243. There were no gross unrealized losses on any of the Fund's investments at December 31, 1998.

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $39,852,457 and gross unrealized losses on investments in which cost exceeded market value totaled $290,674.

(7)   SELECTED FINANCIAL HIGHLIGHTS:
The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.


------------------------------------------------------------------------------------------------------------------------------



                                                                                  Year Ended December 31,
                                   -------------------------------------------------------------------------------------------
                                       1998         1997         1996         1995         1994          1993         1992
                                       ----         ----         ----         ----         ----          ----         ----
Net asset value, beginning of period$  29.78     $  22.70     $  19.29     $  14.63     $  14.98      $  14.96     $  13.45
Income from operations:
   Net investment income (loss)         (.09)        (.04)        .01           .07          .13          .13           .13
   Net realized and unrealized gain
      (loss) on investments             8.13         7.55         4.16         4.73         (.35)         .11          1.68
                                        ----         ----         ----         ----         -----         ---          ----

         Total from operations          8.04         7.51         4.17         4.80         (.22)         .24          1.81

Less distributions:
   Dividend from net investment
      Income                             -            -           (.01)        (.07)        (.13)       (.13)         (.13)
   Distribution of net realized gain    (.46)        (.43)        (.75)        (.07)          -         (.09)         (.17)
                                        -----        -----        -----        -----     --------       -----         -----


         Total distributions            (.46)        (.43)        (.76)        (.14)        (.13)       (.22)          (.30)
                                        -----

Net asset value, end of period      $  37.36     $  29.78     $  22.70     $  19.29     $  14.63      $  14.98     $  14.96
                                    ========     ========     ========     ========     ========    ==========     ========

         Total return                  26.99%       33.12%       21.77%       32.93%       (1.46)%        1.65%       13.54%
                                       ======       ======       ======       ======       =======       ======       ======


Ratios/Supplemental Data:
   Net assets, end of period       $ 98,608,333 $ 79,820,068 $ 53,277,087 $ 44,508,543 $ 36,577,759  $ 39,522,420 $ 22,874,733
   Expenses to average net              1.10%       1.12%         1.16%        1.17%        1.19%        1.25%         1.25%
      assets (B)
   Net investment income to
      Average net assets (C)             .82%        1.00%        1.19%        1.60%        2.08%        2.22%         2.28%

   Portfolio turnover rate              9.74%           6.19%    14.47%       22.39%       20.00%       15.00%        11.00%
   Average commission per share (D)   $  .0269     $  .0247     $  .0442

------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------
                                                                 Period
                                                               Ended Dec.
                                                                  31,
                                    Year Ended December 31,
                                   ----------------------------------------
                                         1991         1990      1989 (A)
                                         ----         ----      --------

Net asset value, beginning of period  $  10.42     $  10.38    $  10.00
Income from operations:
   Net investment income (loss)            .15          .16         .02
   Net realized and unrealized gain
      (loss) on investments               3.46          .09         .38
                                          ----          ---         ---

         Total from operations            3.61          .25         .40

Less distributions:
   Dividend from net investment
      Income                              (.15)        (.16)       (.02)
   Distribution of net realized gain      (.43)        (.05)         -
                                          -----        -----    --------


         Total distributions              (.58)        (.21)       (.02)


Net asset value, end of period        $  13.45     $  10.42     $  10.38
                                      ========     ========   ==========

         Total return                    33.79%        2.60%       3.99%
                                         ======        =====       =====

Ratios/Supplemental Data:
   Net assets, end of period         $ 13,367,176 $ 6,104,345 $ 1,322,532
   Expenses to average net                1.25%        1.25%       1.25%*
      assets (B)
   Net investment income to
      Average net assets (C)              2.46%        2.82%       2.23%*

   Portfolio turnover rate                4.00%       28.00%       0.00%
   Average commission per share (D)

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


*   Annualized
(A) From the date of commencement of operations (November 29, 1989).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.25%, 1.26%, 1.35%, 1.92% and 1.80% for the years ended December 31, 1993, 1992,
    1991, 1990 and the period ended December 31, 1989, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking. (D) This disclosure was not required for years prior to 1996.

                              FACTS ABOUT THE FUND


INVESTMENT OBJECTIVE - The Fund, which commenced operations on November 29, 1989, invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.3 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 44 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 21 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                        THE L. ROY PAPP STOCK FUND, INC.

                                                      DIRECTORS
James K. Ballinger                                   L. Roy Papp
Amy S. Clague                                        Rosellen C. Papp
Robert L. Mueller                                    Bruce C. Williams
Harry A. Papp

                                    OFFICERS
Chairman - L. Roy Papp                               President - Harry A. Papp

                                 VICE PRESIDENTS
Victoria S. Cavallero                                Julie A. Hein
George D. Clark, Jr.                                 Robert L. Mueller
Jeffrey N. Edwards                                   Rosellen C. Papp
Robert L. Hawley                                     Bruce C. Williams

                          SECRETARY - Robert L. Mueller
                          TREASURER - Rosellen C. Papp
                       ASSISTANT TREASURER - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.